DEAR CONTRACTHOLDER:
--------------------------------------------------------------------------------

      Lexington Natural Resources Trust had an above average 1997, compared to other natural resource funds as monitored by Lipper Analytical Services, Inc. The Fund's total return for 1997 was +7.15%.* The Fund's fourth quarter return of -13.3%* had a substantial impact on the calendar year return. The oil sector, which comprised over 50% of the Fund, was hit hard by the "momentum stock" players trying to lock in their 1997 profits in what was one of the strongest performing sectors.

      Assuming that one views natural resource commodity based investments as a contrarian play, to hedge against inflation or accelerating price increases in basic commodities such as copper, oil, timber, or precious metals, the return earned on the Fund outperformed the downward price spiral in these commodities. The obvious downside to this, the contrarian hedge play, is that the Fund underperformed the broader unmanaged Standard and Poor's 500 Stock Price Index ("S&P 500") return of 33.4%.

      It is safe to say that few investors expected to be rewarded with another double digit return year from the U.S. stock market, or if they did, we are sure they didn't expect it to exceed 30%. The U.S. "Goldilocks economy" continued to deliver in 1997. Nothing went wrong! For the most part, profits came through within a reasonable range of expectation, inflation was not an issue, interest rates fell below consensus expectation and once again investors disregarded the stretched valuation levels of the U.S. stock market.

      Your Fund did well in this environment. The strongest performing area was in the oil service and oil rig business where many of these stocks substantially outperformed the S&P 500. Day rates on rig rentals continue to go up and exploration activity in the Gulf of Mexico continues to accelerate. We expect many of these stocks, which were hit by profit taking in the fourth quarter of 1997, to be strong performers in 1998. Despite a slowdown in world economic growth in 1998 as a result of the Asian economies in turmoil, the oil supply, as measured in excess barrel capacity, has actually been coming down over the last ten years. We believe our heavy commitment to the oil related sector will pay off again in 1998, regardless of the absence of inflation or supply glitches in basic raw materials.

      We are not as optimistic about the mining companies or the forest products sector, as currency devaluation in the Asian countries has provided these countries with significant cost advantages to export their raw materials to the Western economies. The fall in commodity prices is starting to affect the marginal mining companies that are the high cost producers. These areas may become more interesting in the latter half of 1998, after a period of pricing stability is established.

      As to the deflation issue, which would not be good for stocks in general, let alone natural resource stocks, we fall in the optimistic camp. We expect a slowdown in the world economy's growth rate and we believe the Asia problem could be a prolonged situation to resolve. We are not downplaying the risk, but mild deflationary periods have not necessarily been ruinous for stock market returns. However, until one starts to see stability occurring in the Asian economies, it is difficult to define mild deflation.

      The likelihood of the Federal Reserve increasing interest rates anytime soon, appears remote to us. If the Asian crisis has the expected effect of slowing down the U.S. GDP growth rate, probabilities favor a cut in rates to stimulate growth. This should bode well for stocks on a selective basis, as both recessionary and deflationary fears ebb in the second half of the year.

      Entering 1998, we plan to stay heavily committed to the oil sectors, investing in both U.S. and non-U.S. companies throughout the world. Of all the resource sectors, we believe it has the best opportunity to outperform in the current economic environment.

      We appreciate your support, and look forward to continuing to meet your investment expectations in the future.

                                           Sincerely,



                                           /s/ Robert M. DeMichele
                                           -------------------------------
                                               Robert M. DeMichele
                                               Portfolio Manager and President
                                               February, 1998


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                      LEXINGTON NATURAL RESOURCES TRUST AND
              THE UNMANAGED STANDARD & POOR'S 500 STOCK PRICE INDEX



[THE FOLLOWING TABLE REPRESENTS A CHART IN THE PRINTED REPORT]


                   Lexington
Year               Natural            S&P 500
                   Resources
=================================================
10/14/91         $10,000.00          $10,000.00
12/31/91         $10,238.35          $10,867.85
12/31/92         $10,567.89          $11,694.89
12/31/93         $11,719.89          $12,871.40
12/31/94         $11,089.71          $13,040.01
12/31/95         $12,960.20          $17,940.45
12/31/96         $16,445.58          $22,061.37
12/31/97         $17,621.33          $29,423.26


                         AVERAGE ANNUAL STANDARD TOTAL RETURNS
                             FOR THE PERIOD ENDED 12/31/97
FUND/INDEX               1 YEAR    5 YEAR     SINCE INCEPTION
                                                 10/14/91
----------               ------    ------     ---------------
Lexington Natural
Resources Trust           7.15%     10.77%         6.63%

S & P 500                33.37%     20.27%         6.65%


*Prior to October 14, 1991, the Fund opeerated under a different investment objective.
This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund with a similar investment in the Standard & Poor's 500 Stock Index ("S&P 500"). Results for the Fund and the S&P 500 include the reinvestment of all dividend and capital gain distributions. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than at their original cost. Total return represents past performance and it is not predictive of future results.

--------------------------------------------------------------------------------

*7.15%, 10.77% and 5.81% are the one year, five year and since commencement (8/1/89) average annual standard total returns, respectively, for the year ended December 31, 1997. Prior to October 1991, the Fund operated under a different name and investment objective.Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results.

LEXINGTON NATURAL RESOURCES TRUST
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1997


 NUMBER OF                                       VALUE
  SHARES                 SECURITY              (NOTE 1)
--------------------------------------------------------------------------------

              COMMON STOCK: 95.3%
              AGRICULTURE: 2.9%
   48,000     Dekalb Genetics Corporation ... $1,884,000
                                               ---------

              CHEMICAL PRODUCTS: 8.1%
   14,000     Dow Chemical Company ..........  1,421,000
   25,000     Imperial Chemical Industries
                Plc (ADR) ...................  1,623,437
   21,000     Pioneer Hi-Bred International,
                Inc. ........................  2,252,250
                                               ---------
                                               5,296,687
                                               ---------

              ENERGY SOURCES: 74.0%
   26,000     Anadarko Petrol Corporation ...  1,577,875
   21,600     Atlantic Richfield Company ....  1,730,700
   32,400     Atwood Oceanics, Inc. .........  1,534,950
   19,200     British Petroleum Company Plc .  1,530,000
   55,000     Canadian Natural Resources,
                Ltd.1 .......................  1,176,085
   17,500     Chevron Corporation ...........  1,347,500
   35,000     Coflexip S.A. (ADR) ...........  1,958,906
   30,600     Cooper Cameron Corporation ....  1,866,600
   34,000     Diamond Offshore Drilling, Inc.  1,636,250
   28,200     Elf Aquitaine S.A.  (ADR) .....  1,653,225
   50,000     ENSCO International, Inc. .....  1,675,000
   26,600     Exxon Corporation .............  1,627,587
   49,000     Forcenergy, Inc.1 .............  1,283,187
   90,000     Global Industries, Ltd.1 ......  1,532,813
   49,000     Global Marine, Inc.1 ..........  1,200,500
   40,000     Halliburton Company ...........  2,077,500
   26,000     Imperial Oil, Ltd. ............  1,662,375
   35,800     Rogers Corporation ............  1,463,325
   30,000     Rowan Companies, Inc. .........    915,000
   29,200     Royal Dutch Petroleum
                Company (ADR) ...............  1,582,275
   22,500     Schlumberger, Ltd. ............  1,811,250
   25,500     Smith International, Inc. .....  1,565,063
   39,000     Stolt Comex Seaway, S.A. (ADR)1  1,920,750
   33,400     Talisman Energy, Inc. .........  1,021,126
   37,200     Texaco, Inc. ..................  2,022,750
   54,000   The Williams Companies. Inc. ....  1,532,250
   59,900     Tosco Corporation .............  2,264,969
   64,300     Trizec Hahn Corporation .......  1,490,956
   50,000     USX-Marathon Group ............  1,687,500
   56,000     YPF Sociedad Anonima (ADR) ....  1,914,500
                                             -----------
                                              48,262,767
                                             -----------

              ENVIRONMENTAL TECHNOLOGY: 2.4%
   43,300     Browning-Ferris
                Industries, Inc. ...........   1,602,100
                                             -----------

              FERROUS METALS: 1.4%
   52,000     Minorco S.A. (ADR) ...........     877,500
                                             -----------

              PAPER AND FOREST PRODUCTS: 2.9%
   50,000     Fort James Corporation .......   1,912,500
                                             -----------

              PRECIOUS METALS: 3.6%
   99,000     Cambior, Inc. ................     581,625
   35,000     Newmont Gold Company .........   1,043,438
  220,000     TVX Gold, Inc.1 ..............     742,500
                                             -----------
                                               2,367,563
                                             -----------

              TOTAL COMMON STOCK
                (cost $55,702,007) .........  62,203,117
                                             -----------

              SHORT-TERM INVESTMENT:

              U.S. GOVERNMENT AGENCY OBLIGATION: 4.6%
$3,000,000    Federal Home Loan Mortgage
              Corporation, 4.75%, due
                01/02/1998
                (cost $2,999,604) ..........   2,999,604
                                             -----------

              TOTAL INVESTMENTS: 99.9%
                (cost $58,701,611+) ........  65,202,721
                                              ==========

              Other assets in excess of
                liabilities: 0.1% ..........      60,141
                                             -----------

              TOTAL NET ASSETS: 100.0%
                (equivalent to $14.91 per
                 share on 4,375,853 shares
                 outstanding) .............. $65,262,862
                                             ===========

ADR--American Depository Receipt.
1Non-income producing security.
+Aggregate cost for Federal income tax purposes is $58,845,176.

The Notes to Financial Statements are an integral part of this statement.

LEXINGTON NATURAL RESOURCES TRUST
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997

ASSETS
Investments, at value (cost $58,701,611) (Note1) .......................   $65,202,721
Cash ...................................................................       234,005
Receivable for investment securities sold ..............................        35,133
Dividends and interest receivable ......................................        75,010
                                                                           -----------
          Total Assets .................................................    65,546,869
                                                                           -----------

LIABILITIES
Due to Lexington Management Corporation (Note 2) .......................        54,457
Payable for investment securities purchased ............................       185,187
Accrued expenses .......................................................        44,363
                                                                           -----------
          Total Liabilities ............................................       284,007
                                                                           -----------

Net Assets (equivalent to $14.91 per share on
  4,375,853 shares outstanding) (Note 3) ...............................   $65,262,862
                                                                           ===========

NET ASSETS CONSIST OF:
Paid-in capital--unlimited shares of beneficial interest at no par value   $55,816,532
Undistributed net investment income ....................................       245,932
Accumulated net realized gains on investments ..........................     2,699,288
Unrealized appreciation on investments .................................     6,501,110
                                                                           -----------
          Total Net Assets .............................................   $65,262,862
                                                                           ===========

    The Notes to Financial Statements are an integral part of this statement.


LEXINGTON NATURAL RESOURCES TRUST
STATEMENT OF OPERATIONS
December 31, 1997

INVESTMENT INCOME
Dividends .....................................................   $  949,200
Interest ......................................................      123,697
                                                                  ----------
 ..............................................................    1,072,897
Less: foreign tax expense .....................................       29,231
                                                                  ----------
          Total investment income .............................                     $1,043,666

EXPENSES
   Investment advisory fee (Note 2) ...........................      635,819
   Printing and mailing expenses. .............................       47,572
   Accounting expenses (Note 2) ...............................       43,278
   Directors' fees and expenses ...............................       17,832
   Professional fees ..........................................       14,200
   Computer processing fees ...................................       12,927
   Custodian expenses .........................................       12,910
   Registration fees ..........................................        2,590
   Other expenses .............................................       10,606
                                                                  ----------

          Total expenses ......................................                        797,734
                                                                                    ----------
          Net investment income. ..............................                        245,932

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 4)

   Net realized gain on investments ...........................    2,699,440

   Net change in unrealized appreciation on investments .......      768,667
                                                                  ----------
          Net realized and unrealized gain ....................                      3,468,107
                                                                                    ----------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............                     $3,714,039
                                                                                    ==========

    The Notes to Financial Statements are an integral part of this statement.


LEXINGTON NATURAL RESOURCES TRUST
STATEMENTS OF CHANGES IN NET ASSETS
Years Ended December 31, 1997 and 1996
                                                                            1997           1996
                                                                       ------------    ------------
Net investment income ..............................................   $    245,932    $    102,985
Net realized gain from investments and foreign currency
   transactions ....................................................      2,699,440       2,033,892
Net change in unrealized appreciation ..............................        768,667       4,072,007
                                                                       ------------    ------------
        Increase in net assets resulting from operations ...........      3,714,039       6,208,884

Distribution to shareholders from net investment income ............             --        (125,875)
Distribution to shareholders from net realized gains from security
        transactions ...............................................     (1,902,822)             --
Increase in net assets from capital share transactions (Note 3) ....     25,517,709      14,895,680
                                                                       ------------    ------------
        Net increase in net assets .................................     27,328,926      20,978,689

NET ASSETS:
     Beginning of period ...........................................     37,933,936      16,955,247
                                                                       ------------    ------------
     End of period (including undistributed net investment income of
        $245,932 and $0, 1997 and 1996, respectively) ..............   $ 65,262,862    $ 37,933,936
                                                                       ============    ============

   The Notes to Financial Statements are an integral part of these statements.

LEXINGTON NATURAL RESOURCES TRUST
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 and 1996

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

      Lexington Natural Resources Trust (the "Trust") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Trust's investment objective is to seek long-term growth of capital through investment primarily in common stock of companies which own, or develop natural resources and other basic commodities, or supply goods and services to such companies. With the exception of shares held in connection with initial capital of the Trust, shares of the Trust are currently being offered only to participating insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies issued by the participating insurance companies. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

      INVESTMENTS Security transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked price is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked price. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by management in good faith under the direction of the Trust's Board of Trustees. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

      FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

      DISTRIBUTIONS Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Trust may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1997, reclassifications were made to the Trust's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

      USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE

      The Trust pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.00% of the Trust's average daily net assets. LMC has entered into a sub-advisory management contract with Market Systems Research Advisors, Inc. ("MSR"), a registered investment advisor, under which MSR will provide the Trust with certain investment management and administrative services. Pursuant to the terms of the sub-advisory contract between LMC and MSR, LMC pays MSR a monthly sub-advisory fee of 0.50% of

LEXINGTON NATURAL RESOURCES TRUST
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 and 1996 (continued)

NOTE  2.  INVESTMENT   ADVISORY  FEE  AND  OTHER   TRANSACTIONS  WITH  AFFILIATE
          (CONTINUED)

the Trust's average daily net assets. The investment advisory contract provides that the total annual expenses of the Trust (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the level of expenses which the Trust is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Trust are offered for sale. No reimbursement was required for the year ended December 31, 1997.

      The Trust reimbursed LMC for certain expenses, including accounting costs of $43,278, which are incurred by the Trust, but paid by LMC.

NOTE 3. CAPITAL STOCK

      Transactions in capital stock were as follows:

                                                            Year ended                         Year ended
                                                        December 31, 1997                  December 31, 1996
                                                   ----------------------------        ---------------------------
                                                    Shares            Amount            Shares           Amount
                                                   ----------       -----------        ---------       -----------
     Shares sold                                    3,601,366       $53,536,615        1,945,915       $25,001,397
     Shares issued on
          reinvestment of dividends                   116,969         1,902,821            8,844           125,875
                                                   ----------       -----------        ---------       -----------
                                                    3,718,335        55,439,436        1,954,759        25,127,272
     Shares redeemed                               (1,996,391)      (29,921,727)        (801,456)      (10,231,592)
                                                   ----------       -----------        ---------       -----------
     Net increase                                   1,721,944       $25,517,709        1,153,303       $14,895,680
                                                   ==========       ===========        =========       ===========

NOTE 4. PURCHASES AND SALES OF INVESTMENT SECURITIES

      The cost of purchases and proceeds from sales of investments for the year ended December 31, 1997, excluding short-term securities, were $92,192,948 and $68,120,104, respectively.

      At December 31, 1997, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $9,978,914 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $3,621,369.

NOTE 5. INVESTMENT AND CONCENTRATION RISKS

      The Trust makes significant investments in foreign securities and has a policy of investing in the securities of companies that own or develop natural resources and other basic commodities, or supply goods and services to such companies. There are certain risks involved in investing in foreign securities or concentrating in specific industries such as natural resources that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from future adverse political and economic developments, as well as the possible imposition of foreign exchange or other foreign governmental restrictions or laws, all of which could affect the market and/or credit risk of the investments.

NOTE 6. TAX INFORMATION (UNAUDITED)

      The percentage of investment company taxable income eligible for the dividends received deduction available to certain corporate shareholders with respect to the year ended December 31, 1997 is 100%.

      Capital gain distributions paid to shareholders by the Trust during the year ended December 31, 1997, whether taken in shares or cash:

           $1,122,934 are designated as 28 percent long-term capital gains.

LEXINGTON NATURAL RESOURCES TRUST
FINANCIAL HIGHLIGHTS
Selected per share data for a share outstanding throughout the period:

                                                                         Year ended December 31,
                                             ------------------------------------------------------------------------
                                                1997            1996           1995          1994           1993
                                             -------------  -------------  -------------  -------------  ------------

Net asset value, beginning of period .....   $       14.29  $       11.30  $        9.71  $       10.30  $       9.30
                                             -------------  -------------  -------------  -------------  ------------

Income (loss) from investment operations:
   Net investment income .................            0.06           0.05           0.06           0.04         --
   Net realized and unrealized gain (loss)
      on investments  and foreign currency
           transactions ..................            1.00           2.99           1.58          (0.59)         1.01
                                             -------------  -------------  -------------  -------------  ------------
Total income (loss) from investment
    operations ...........................            1.06           3.04           1.64          (0.55)         1.01
                                             -------------  -------------  -------------  -------------  ------------
Less distributions:
Distributions from net investment income .           --             (0.05)         (0.05)         (0.04)        (0.01)
Distribution from net realized gains .....           (0.44)         --             --             --            --
                                             -------------  -------------  -------------  -------------  ------------
Total distributions ......................           (0.44)         (0.05)         (0.05)         (0.04)        (0.01)
                                             -------------  -------------  -------------  -------------  ------------
Net asset value, end of period ...........   $       14.91  $       14.29  $       11.30  $        9.71  $      10.30
                                             =============  =============  =============  =============  ============
Total return .............................            7.15%         26.89%         16.87%         (5.38%)       10.90%
Ratio to average net assets:
   Expenses ..............................            1.25%          1.42%          1.47%          1.55%         2.26%
   Net investment income .................            0.39%          0.40%          0.56%          0.49%         0.08%
Portfolio turnover rate ..................          114.16%        102.76%        149.18%         87.40%       114.44%
Average commission paid on equity security
   transactions** ........................   $        0.07  $        0.07           --             --            --
Net assets, end of period (000's omitted).   $      65,263  $      37,934     $   16,955     $   13,627     $   5,325

** In accordance with recent SEC disclosure guidelines, the average commissions are calculated for the period beginning with December 1996, but not for prior periods.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
Lexington Natural Resources Trust:

     We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington Natural Resources Trust as of December 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian. As to securities purchased or sold, but not yet received delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Natural Resources Trust as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                           KPMG Peat Marwick LLP

New York, New York
February 4, 1998

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     LEXINGTON
     NATURAL RESOURCES TRUST


     INVESTMENT ADVISER
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     LEXINGTON MANAGEMENT CORPORATION
     P.O. Box 1515
     Park 80 West Plaza Two
     Saddle Brook, New Jersey 07663

     SUB-ADVISOR
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     MARKET SYSTEMS RESEARCH ADVISORS, INC.
     80 Maiden Lane
     New York, New York 10038

     DISTRIBUTOR
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     LEXINGTON FUNDS DISTRIBUTOR, INC.
     P.O. Box 1515
     Park 80 West Plaza Two
     Saddle Brook, New Jersey 07663






     This report has been prepared for the information of the shareholders of Lexington Natural Resources Trust and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.

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                                    LEXINGTON
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                                    LEXINGTON
                                     NATURAL
                                    RESOURCES
                                      TRUST
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                                  ANNUAL REPORT
                                DECEMBER 31, 1997




                               The Lexington Group
                                   of No Load
                              Investment Companies

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